                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 16, 2009

                             ENERJEX RESOURCES, INC.
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                 (Name of small business issuer in its charter)

          Nevada                         000-30234               88-0422242
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(State or other jurisdiction of    (Commission File Number)    (IRS Employer
    incorporation)                                           Identification No.)

27 Corporate Woods, Suite 350
10975 Grandview Drive
Overland Park, KS                                                          66210
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(Address of Principal Executive Offices)                              (Zip Code)

         Registrant's telephone number, including area code: (913) 754-7754

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

    Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.02  Termination of a Material Definitive Agreement

     On January 16, 2009, the Registrant issued a press release  announcing that
Euramerica Energy Inc.  ("Euramerica")  failed to fully fund by January 15, 2009 both the balance of the purchase  price and the  remaining  development  capital owed under the Amended and Restated  Well  Development  Agreement and Option for
"Gas City Property" between the Registrant and Euramerica dated August 10, 2007.
Therefore,  Euramerica  has  forfeited  all of  its  interest  in the  property, including  all  interests  in any  wells,  improvements  or  assets,  and all of
Euramerica's  interest in the  property  reverts back to EnerJex  Kansas,  Inc., formerly  known as  Midwest  Energy,  Inc.  a  wholly  owned  subsidiary  of the
Registrant.  In addition,  all operating  agreements  between the Registrant and
Euramerica relating to the Gas City Project are null and void.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number             Description

99.1               Press Release dated January 16, 2009

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ENERJEX RESOURCES, INC.

                                         By: /s/ C. Stephen Cochennet
                                             _______________________________
                                             C. Stephen Cochennet,
                                             Chief Executive Officer

Date: January 16, 2009

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